John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 3, 2014 and payable on November 28, 2014. No action is required on your part.

Distribution Period:	November 2014
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable November 28, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.0900	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.0900	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2014[2]				18.54%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2014				7.00%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2014				22.07%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2014				0.58%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

_________________________

1

The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

2

Average annual total return represents the simple arithmetic average of the annual net asset value (“NAV”) total returns of the Fund for the last five years. Annual NAV total return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

The Fund has declared the November 2014 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 1, 2014 and payable on December 18, 2014. No action is required on your part.

Distribution Period:	December 2014
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable December 18, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0636	71%	0.1800	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0264	29%	0.0000	0%
Total per common share	0.0900	100%	0.1800	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2014[2]				17.73%

Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2014				6.99%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2014				0.84%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2014				1.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

_________________________

1

The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

2

Average annual total return represents the simple arithmetic average of the annual net asset value (“NAV”) total returns of the Fund for the last five years. Annual NAV total return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2014 distribution pursuant to the Fund’s managed distribution plan (the  “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 19, 2014 and payable on January 30, 2015. No action is required on your part.

Distribution Period:	January 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable January 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0563	63%	0.2700	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0337	37%	0.0000	0%
Total per common share	0.0900	100%	0.2700	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2014				16.18%

Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2014				6.99%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2014				2.20%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2014				1.75%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

_________________________

1  The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 2, 2015 and payable on February 27, 2015. No action is required on your part.

Distribution Period:	February 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable February 27, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.3600	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.3600	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2015				16.84%

Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2015				6.85%

Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2015				4.22%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2015				2.28%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

_________________________

1  The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 2, 2015 and payable on March 31, 2015. No action is required on your part.

Distribution Period:	March 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable March 31, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0768	85%	0.4500	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0132	15%	0.0000	0%
Total per common share	0.0900	100%	0.4500	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2015				16.15%

Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2015				6.92%

Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2015				3.76%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2015				2.88%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

_________________________

1   The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2015 and payable on April 30, 2015. No action is required on your part.

Distribution Period:	April 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable April 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0592	66%	0.5400	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0308	34%	0.0000	0%
Total per common share	0.0900	100%	0.5400	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2015				14.97%

Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2015				6.97%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2015				3.69%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2015				3.49%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

_________________________

1   The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

The Fund has declared the April 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 1, 2015 and payable on May 29, 2015. No action is required on your part.

Distribution Period:	May 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable May 29, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.6300	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.6300	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2015				14.75%

Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2015				6.99%

Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2015				4.02%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2015				4.08%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

_________________________

1  The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 1, 2015 and payable on June 30, 2015. No action is required on your part.

Distribution Period:	June 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable June 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0580	64%	0.7200	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0320	36%	0.0000	0%
Total per common share	0.0900	100%	0.7200	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2015				15.83%

Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2015				7.05%

Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2015				3.88%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2015				4.70%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

_________________________

1   The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

The Fund has declared the June 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 1, 2015, and payable on July 31, 2015. No action is required on your part.

Distribution Period:	July 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable July 31, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0696	77%	0.8104	99%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0204	23%	0.0048	1%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.8152	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2015				14.94%

Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2015				7.37%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2015				0.08%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2015				5.56%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

_________________________

1  The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 3, 2015, and payable on August 31, 2015. No action is required on your part.

Distribution Period:	August 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable August 31, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.9097	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.9097	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2015				14.08%

Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2015				7.16%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2015				3.62%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2015				6.03%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

_________________________

1  The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 1, 2015, and payable on September 30, 2015. No action is required on your part.

Distribution Period:	September 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable September 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0570	63%	0.9800	98%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0324	36%	0.0235	2%
Return of Capital or
Other Capital Source	0.0006	1%	0.0000	0%
Total per common share	0.0900	100%	1.0035	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2015				12.96%

Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2015				7.35%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2015				1.71%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2015				6.83%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

_________________________

1   The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

The Fund has declared the September 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 1, 2015, and payable on October 30, 2015. No action is required on your part.

Distribution Period:	October 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable October 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0702	78%	1.0516	96%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0442	4%
Return of Capital or
Other Capital Source	0.0198	22%	0.0000	0%
Total per common share	0.0900	100%	1.0958	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2015				12.28%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2015				7.38%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2015				2.01%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2015				7.48%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

_________________________

1   The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2015 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.